EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL ACCOUNTING AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Petrolia Energy Corporation (the “Company”) on Form 10-Q for the quarter ending September 30, 2021 as filed with the Securities and Exchange Commission (the “Report”), Paul M. Deputy, the Financial and Accounting Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

July 29, 2022

By:	/s/ Heather M Monk
Heather M. Monk
Interim Chief Financial Officer
(Financial/Accounting Officer)